STANDARD INDUSTRIAL LEASE

[Single Tenant - Triple Net]

BETWEEN

CARLSBAD BUSINESS PARK, LLC

(LANDLORD)

AND

SBS TECHNOLOGIES, INC.

(TENANT)

STANDARD INDUSTRIAL LEASE

[SINGLE TENANT - TRIPLE NET]

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STANDARD INDUSTRIAL LEASE

[SINGLE TENANT - TRIPLE NET]

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EXHIBITS:

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A-I Legal Description of Premises

A-II Site Plan

B Work Letter Agreement

C Notice of Lease Term Dates

D Estoppel Certificate

ii

STANDARD INDUSTRIAL LEASE

[SINGLE TENANT - TRIPLE NET]

This STANDARD INDUSTRIAL LEASE ("Lease") is entered into as of the 10th day of September, 1998, by and between CARLSBAD BUSINESS PARK, LLC,

a California limited liability company ("Landlord"), and SBS TECHNOLOGIES,

INC., a New Mexico corporation ("Tenant").

1. BASIC LEASE TERMS. For purposes of this Lease, the

following terms have the following definitions and meanings:

(a) LANDLORD'S ADDRESS:

CARLSBAD BUSINESS PARK, LLC

4275 Executive Square, Suite 240

La Jolla, CA 92037

Attention: Anthony Badeaux

or such other place as Landlord may from time to time designate by notice to Tenant.

(b) TENANT'S ADDRESS:

SBS Technologies, Inc.

2400 Louisiana NE, Suite 600

Albuquerque, New Mexico 87110

Attention: James E. Dixon

(c) PREMISES: That certain real property commonly known

as Parcel 2 of the Spectrum development located in the Carlsbad Research

Center, including the land and the building in the process of being constructed thereon (the "Building"), which Building contains approximately

75,160 rentable square feet. The Premises are located at 5781 Van Allen Way and are more particularly described on EXHIBIT "A-I" and generally depicted on EXHIBIT "A-II," attached hereto.

(d) TERM: Seven (7) Lease Years, plus one (1) option to

extend the Term for three (3) additional years.

(e) COMMENCEMENT DATE: The date on which the Term of

this Lease will commence as determined in accordance with the provisions of

EXHIBIT "B" attached hereto.

(f) EXPIRATION DATE: The date which is seven Lease

Years after the Commencement Date plus any partial month in which the

Commencement Date occurs.

(g) MONTHLY BASE RENT: $60,880.00, subject to annual

increase on each Adjustment Date based on the increase in the CPI provided that each such annual increase shall not exceed five percent (5%) nor be less than three percent (3%), as more particularly set forth in Paragraph 5(b)

below.

(h) SECURITY DEPOSIT: $60,880.00.

(i) PERMITTED USE: All legally permissible office,

manufacturing, assembly, distribution and related uses for light assembly of electronic components and software development; subject, however, to (a) any limitations set forth in the CC&R's (as defined below), and (b) Tenant's ability to change its use within the Permitted Sublease Space (as defined below).

(j) BROKERS:

Landlord Broker -- CB Richard Ellis, Inc.

(Lannie R. Allee)

Tenant Broker - Business Real Estate Brokerage Company

(Kent A. Moore)

(k) INTEREST RATE: Shall mean three percent (3%) in excess

of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided,

however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

(l) TENANT IMPROVEMENT ALLOWANCE: $1,127,400.00.

(m) EXHIBITS: A through D, inclusive, which Exhibits are

attached to this Lease and incorporated herein by this reference.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease,

the terms of the more specific provision shall prevail.

2. PREMISES.

(a) PREMISES. Landlord hereby leases to Tenant and

Tenant hereby leases from Landlord the Premises to be improved with the

"Landlord's Work" and "Tenant Improvements" described in the Work Letter

Agreement, a copy of which is attached hereto as Exhibit "B" ("Work Letter

Agreement"). Landlord and Tenant hereby stipulate that the rentable square footage of the Premises shall be deemed to equal the square footage set forth in Paragraph 1(c) above and such square footage shall not be subject to confirmation nor adjustment.

(b) MUTUAL COVENANTS. Landlord and Tenant agree that

the letting and hiring of the Premises is upon and subject to the terms,

covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

3. TERM.

(a) INITIAL TERM. The term of this Lease ("Term") will

be for the period designated in Subparagraph 1(d), commencing on the

Commencement Date set forth in Paragraph 1(e), and ending on the Expiration

Date set forth in Paragraph 1(f), subject to extension as provided in

Paragraph 3(b) below. Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease will be measured from the first day of the month following the month in which the Commencement Date occurs. Each consecutive twelve (12)

month period of the Term of this Lease, commencing on the Commencement Date,

will be referred to herein as a "Lease Year". Promptly after the

Commencement Date, Landlord will deliver to Tenant the Notice of Lease Term

Dates in the form attached hereto as EXHIBIT "C", which Notice will confirm,

among other things, the Commencement Date and the date upon which the Term of this Lease shall end. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within fifteen (15) days of Tenant's receipt of the Notice.

(b) OPTION TO EXTEND. Tenant shall have one (1) option

(the "Extension Option") to extend the Term, as to not less than the entire

Premises, for a period (the "Option Period") of three (3) years, commencing upon the date the Term would otherwise expire, upon the same terms and conditions previously applicable, except that (i) the Monthly Base Rent as of the commencement of the Option Period and thereafter during the Option Period will be adjusted as provided below, (ii) Tenant shall have no further extension options, and (iii) Tenant shall have no right to receive any Tenant Improvement

Allowance. The Extension Option may be validly exercised only by written notice to Landlord from Tenant not earlier than twelve (12) months and not later than nine (9) months prior to commencement of the Option Period. The Extension

Option may be validly exercised only if Tenant is not then or at any time thereafter until the commencement of the Option Period in default under this

Lease. If Tenant does not exercise the Extension Option during the exercise period set forth above in strict accordance with the provisions hereof, the

Extension Option shall forever terminate and be of no further force and effect.

The Extension Option is personal to Tenant, may not be exercised by an person or entity

other than the original Tenant hereunder and shall become null and void if

Tenant assigns or sublets its interest in the entire Premises.

(c) MONTHLY BASE RENT DURING OPTION PERIOD. The Monthly

Base Rent beginning with the first day of the Option Period shall equal ninety-five percent (95%) of the "fair market rate" for comparable space in comparable buildings in the Carlsbad, California, area ("Fair Market Rate").

For purposes hereof, "Fair Market Rate" shall mean the base rent payable to a willing landlord by a willing tenant having a similar financial responsibility, credit rating and capitalization as Tenant then has, for like and comparable premises, improved with tenant improvements of like and comparable quality to those then existing in the Premises, in like and comparable buildings located in Carlsbad, California, area; provided, however that in determining the Fair Market Rate, rental inducements and concessions then being offered only to prospective new (nonrenewal) tenants, and brokerage commissions payable by Landlord shall be disregarded. If then market during three-year option terms for comparable space in comparable buildings in Carlsbad, California, Fair Market Rate shall be increased during the Option Period pursuant to such then normal and customary market increases; provided, however, in no event shall the initial Fair Market Rent and any subsequent Fair Market Rate be less than the Monthly Base Rent payable during the period immediately preceding such adjustment. Following

Tenant's valid exercise of the Extension Option, Landlord and Tenant shall commence negotiations for a period of fifteen (15) days to determine whether

Landlord and Tenant can reach mutual agreement as to the Fair Market Rate.

If the parties are unable to reach an agreement within such period of time as to the Fair Market Rate, then either party (the "First Party") may at any time prior to reaching such agreement, give notice to the other party (the

"Second Party") that an appraisal of the Premises is required for purposes of determining the Fair Market Rate. Such notice shall designate an appraiser

(the "First Appraiser"). In the event that such appraisal is required,

Landlord and Tenant shall each prepare a determination of such party's estimate of the appropriate Fair Market Rent and each party's determination shall be submitted to arbitration as provided below. Within ten (10)

business days after the service of the notice referred to above, the Second

Party shall give written notice to the First Party designating a second appraiser (the "Second Appraiser"). If the Second Appraiser is not so

designated within the time above specified, then the First Appraiser shall select the Second Appraiser within ten (10) business days after the Second

Party's failure to appoint. The First Appraiser and the Second Appraiser so designated or appointed shall themselves appoint a third appraiser (the

"Third Appraiser"). If the First Appraiser and the Second Appraiser shall be unable to agree upon such appointment within five (5) business days after the appointment of the Second Appraiser, then the Third Appraiser shall be selected by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Third Appraiser within ten (10) business days thereafter, either the

First Party or the Second Party may apply to the Superior Court for the

County in which the Building is located to appoint the Third Appraiser.

Landlord and Tenant shall each pay the cost of their own appraiser and shall share equally the cost of the Third Appraiser (and, if necessary, court costs to appoint such appraiser). Any appraiser designated to serve in accordance with the provisions of this Lease shall be disinterested and shall be an MAI appraiser and professionally qualified to appraise the Premises with at least ten (10) years experience in appraising similar properties in the geographic area of the Premises. The three (3) arbitrators shall within thirty (30)

days of the appointment of the Third Appraiser reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Fair Market Rate and shall notify Landlord and Tenant thereof. The determination of such arbitrators shall be limited solely to the issue of whether Landlord's or

Tenant's submitted Fair Market Rate for the Premises is closest to the actual

Fair Market Rate for the Premises as determined by the arbitrators, taking into account the requirements above. The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant. Any appraisals to be provided pursuant to this Lease shall be submitted to Landlord and

Tenant within ten (10) business days after the last of the three appraisers has been selected. After reaching a decision, the appraisers shall give written notice of such decision to the parties.

4. POSSESSION.

(a) DELIVERY OF POSSESSION. Landlord agrees to

construct the Landlord's Work and deliver possession of the Premises to

Tenant in accordance with the terms of the Work Letter Agreement.

(b) CONDITION OF PREMISES. Prior to the Commencement

Date and in accordance with the Work Letter Agreement, Landlord and Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the

Premises caused by Tenant's move-in or early entry, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Except as otherwise expressly provided in this Lease and, other than the items specified in the Punch-List,

by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and occupancy by Tenant of the

Premises and to have acknowledged that the Landlord's Work has been completed as required by the Work Letter Agreement and that there are no additional items needing work or repair by Landlord. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as reasonably practicable after the preparation of the Punch-List. Except as otherwise expressly provided in this Lease, Tenant acknowledges that neither Landlord nor any agent of

Landlord has made any representation or warranty with respect to the Premises or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business. However, Landlord shall assign to Tenant any applicable warranties available to Landlord for the portion of the Premises

Tenant is responsible for during the Term of the Lease, subject to the reassignment or reservation of Landlord's rights to enforce such warranties upon the expiration or termination of the Lease. To the extent reasonably necessary, Tenant may seek enforcement of such warranties in the name of

Landlord, provided that any costs, expenses, or liabilities incurred by

Landlord arising or relating to such enforcement by Tenant shall be paid and satisfied by Tenant. At the request and expense of Tenant, Landlord shall assist and cooperate with Tenant's efforts to enforce the assigned warranties.

5. RENT.

(a) INITIAL MONTHLY BASE RENT. Tenant agrees to pay for

the Premises the Monthly Base Rent set forth in Paragraph 1(g) above, subject to adjustment as hereinafter provided, which Monthly Base Rent shall be payable in advance on the first day of each calendar month during the Term without prior notice or demand, except that Tenant agrees to pay the Monthly

Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing.

(b) ADJUSTMENT OF MONTHLY BASE RENT. The Monthly Base

Rent payable under this Lease shall be adjusted as follows: Beginning with the first anniversary of the first day of the first full calendar month following the Commencement Date, and upon each subsequent anniversary of such date during the initial Term, the Monthly Base Rent shall be increased based on the Consumer Price Index For All Urban Consumers, "All Items, (CPI-U)

(1982-84=100) for Los Angeles - Anaheim - Riverside, published by the United

States Department of Labor - Bureau of Labor Statistics (the "CPI") as

provided below:

(i) Increases in the Monthly Base Rent shall be calculated at the end of each "Calculation Period" (as defined below) and Monthly Base Rent shall be increased (and such increases in Monthly Base Rent shall become effective) on each "Adjustment Date." The first day of the first month immediately following the expiration of each Calculation Period shall be referred to as an "Adjustment Date."

(ii) As used in the Lease, "Calculation Period" shall mean

(i) the twelve (12) month period commencing with the first anniversary of the first day of the first full calendar month following the Commencement Date and (ii) each subsequent twelve (12) month period during the initial Term. At the end of each Calculation Period, the increase in the CPI shall be calculated. The CPI increase shall be computed by comparing the "Beginning

CPI" to the "Ending CPI" (as those terms are defined below), and calculating,

on a percentage basis, changes between the Beginning CPI and the Ending CPI.

(iii) The term "Beginning CPI" shall mean and refer to the

CPI as of the date which is two (2) months prior to the commencement of each

Calculation Period, and the "Ending CPI" shall mean the CPI as of the date which is two (2) months prior to the last month of each Calculation Period.

The percentage CPI increase during each Calculation Period shall be used to determine the increase in Monthly Base Rent as of each Adjustment Date.

(iv) The Monthly Base Rent to become effective on each

Adjustment Date in question shall be equal to the Monthly Base Rent of the immediately preceding Calculation Period, plus an amount equal to the increase in the CPI during such Calculation Period (expressed as a fraction)

times the Monthly Base Rent in effect during such Calculation Period.

However, notwithstanding the above, in the event the CPI increases more than five percent (5%) during such Calculation Period, the CPI shall be deemed to have increased five percent (5%) during such Calculation Period. In the event the CPI increases less than three percent (3%) during any Calculation Period,

the CPI shall be deemed to have increased three percent (3%) during such

Calculation Period.

(v) Landlord shall provide Tenant with written notice of

each annual adjustment to the Monthly Base Rent ("Base Adjustment Notice")

and the Beginning CPI and Ending CPI used as the basis for such adjustment as soon as reasonably practicable after Landlord's calculation of such amounts.

In the event Tenant has not received the Rent Adjustment Notice prior to the applicable Adjustment Date, Tenant shall continue to pay on the first day of each month the most recent applicable Monthly Base Rent amount until such time as Tenant receives such Rent Adjustment Notice, at which time the amount reflected in the Rent Adjustment Notice shall be the Monthly Base Rent amount due and payable under the Lease, retroactive to and including the applicable

Adjustment Date. Within fifteen (15) days of receipt of such Rent Adjustment

Notice, Tenant shall pay to Landlord any difference between the Monthly Base

Rent amount actually paid to Landlord beginning on and after the applicable

Adjustment Date and the amount reflected in the applicable Rent Adjustment

Notice for each Monthly Base Rent payment that has become due on and after the applicable Adjustment Date.

(vi) If any index is calculated from a base different from

the base period 1982-84 = 100, such index shall be converted to a base period of 1982-84 = 100 by use of a conversion factor supplied by the Bureau of

Labor Statistics. If the CPI is discontinued or replaced during the Term of the Lease, such other governmental Cost of Living Index or computation which replaced the CPI shall be used in order to obtain substantially the same result as would be obtained if the CPI had not been discontinued or replaced.

(vii) The Monthly Base Rent during the Option Period shall

be adjusted as provided in Paragraph 3(c) above.

(c) ADDITIONAL RENT. All amounts and charges to be paid by

Tenant hereunder, including, without limitation, real property taxes,

insurance and repairs, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only

Monthly Base Rent is intended.

(d) LATE PAYMENTS. Late payments of Monthly Base Rent

and/or any item of additional rent will be subject to interest and a late charge as provided in Paragraph 22(f) below.

(e) TRIPLE NET LEASE. This Lease is what is commonly

called a "Net, Net, Net Lease", it being understood that, except as otherwise expressly provided herein, the Landlord shall receive all rent free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the

Premises. In addition to Monthly Base Rent, Tenant shall pay to the parties respectively entitled thereto, or satisfy directly, all impositions,

insurance premiums, operating charges, maintenance charges, construction costs (other than for the initial construction of the Landlord's Work), and any other charges (including, without limitation, those arising under the

CC&R's), costs, obligations, liabilities, requirements, and expenses which arise with regard to the Premises or may be contemplated under any provisions of the Lease during the Term, except as otherwise expressly provided in this

Lease. Notwithstanding the foregoing, in no event shall any management fee payable to Landlord exceed two percent (2%) of Monthly Base Rent then payable under this Lease. All of such charges, costs, obligations, liabilities,

requirements, and expenses shall constitute additional rent, and upon the failure of Tenant to pay or satisfy any of such costs, charges, obligations,

liabilities, requirements, or expenses, Landlord shall have the same rights and remedies as otherwise provided in the Lease for the failure of Tenant to pay rent. It is the intention of the parties, that, except as otherwise expressly provided herein, the Lease shall not be terminable for any reason by the Tenant, and that Tenant shall in no event be entitled to any abatement, offset, deduction, or reduction of rent payable under the Lease.

Tenant's sole recourse to resolve a dispute under the Lease shall be to a court of law and, except as otherwise expressly provided herein, Tenant shall have no right to offset any damages of claims against any payments due

Landlord. Any present or of future law to the contrary shall not alter this agreement of the parties.

6. SECURITY DEPOSIT. Concurrently with Tenant's

execution of this Lease, Tenant will deposit with Landlord the Security

Deposit designated in Subparagraph 1(h). The Security Deposit will be held by Landlord as security for the full and faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant fully and faithfully performs its obligations under this Lease, including, without limitation,

surrendering the Premises upon the expiration or sooner termination of this

Lease in compliance with Subparagraph 11(a) below, the Security Deposit will be returned to Tenant (or, at Landlord's option, to the last assignee of

Tenant's interest hereunder) within thirty (30) days following the expiration of the Lease Term or sooner as required under applicable law, provided that

Landlord may retain the Security Deposit until such time as any outstanding rent or additional rent amount has been determined and paid in full. The

Security Deposit is not, and may not be construed by Tenant to constitute,

rent for the last month or any portion thereof. If Tenant defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent or additional rent, Landlord may

(but will not be required to) use, apply or retain all or any part of the

Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied,

Tenant agrees, within ten (10) days after Landlord's written demand therefor,

to deposit cash with Landlord in an amount sufficient to restore the Security

Deposit to its original amount and Tenant's failure to do so shall constitute a default under this Lease. Landlord is not required to keep Tenant's

Security Deposit separate from its general funds, and Tenant is not entitled to interest on such Security Deposit. Should Landlord sell its interest in the Premises during the Term hereof and deposit with the purchaser thereof the then unappropriated Security Deposit funds, Landlord will be discharged from any further liability with respect to such Security Deposit.

7. COVENANTS, CONDITIONS AND RESTRICTIONS. Tenant

acknowledges and agrees that the Lease and all of Tenants' rights and obligations under the Lease shall be subject to the terms of the Third

Amended and Restated Declaration of Covenants, Conditions and Restrictions

recorded on June 29, 1988 in the Official Records of San Diego County, as

amended by that certain Declaration of Annexation recorded December 8, 1992 copies of which have previously been provided to Tenant (collectively,

"CC&R's"). Tenant covenants to comply with all terms, conditions, and provisions of the CC&R's (as they may be further amended from time to time)

including, without limitation, all maintenance and use requirements,

restrictions, and prohibitions. Tenant also covenants: (i) to pay directly,

or reimburse Landlord at its option, for all charges, costs and assessments

(including, without limitation, maintenance assessments, and all other assessments, assessments required under the CC&R's) imposed on the Premises

(or its owner or occupant) pursuant to the CC&R's, and (ii)

to satisfy and comply with all other terms, conditions, liabilities,

responsibilities, and obligations as they relate to the Premises under the

CC&R's.

8. USE.

(a) TENANT'S USE OF THE PREMISES. The Premises shall be

used solely for the use or uses set forth in Subparagraph 1(i) only, and

Tenant will not use or permit the Premises to be used for any other purpose,

subject to Tenant's expanded use rights with respect to the Permitted

Sublease Space as more particularly set forth in Paragraph 24(k) below.

(b) COMPLIANCE. At Tenant's sole cost and expense,

Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used,

altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force (collectively, "Applicable Laws") and any reasonable requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises now or hereafter in force,

(ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and (iv)

any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the

Premises, including, but not limited to, the CC&R's. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner materially obstruct or interfere with the rights of other tenants or occupants of the Carlsbad Research Center development of which the Premises are a part (the "Development"), or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises.

(c) HAZARDOUS MATERIALS. Except as provided below,

Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Development or any portion thereof by Tenant, its agents, employees, subtenants, assignees, licensees,

contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or earlier termination of this

Lease, Tenant agrees to promptly remove from the Premises, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon,

stored, used, generated or released upon, in, under or about the Premises,

the Building, the Development or any portion thereof by Tenant or any of

Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns

(collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities,

penalties, fines, expenses and costs (including, without limitation,

clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs)

which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Development and which are caused or permitted by Tenant or any of Tenant's Parties.

Tenant agrees to promptly notify Landlord of any release of Hazardous

Materials at the Premises, which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the reasonable satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule,

regulation, order or ruling of any agency of the State, the United States

Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde

foam insulation, polychlorinated biphenyls ("PCBs"), and Freon and other chlorofluorocarbons. Notwithstanding the foregoing, Tenant may, without

Landlord's prior consent, but in compliance with all Applicable Laws, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of Tenant's use of the Premises as permitted hereunder provided that Tenant's handling, storage, use and disposal procedures are in compliance with all Applicable Laws and the CC&R's and so long as each such use does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Landlord to any liability therefor.

Landlord shall have the right upon the expiration or earlier termination of the Term of this Lease, to cause, at Landlord's cost (except as provided below), a duly qualified and licensed environmental consultant to conduct an environmental audit of the Premises. The identity of the consultant and the scope and detail of the audit shall be subject to Landlord's reasonable discretion. If the audit recommends additional testing, then Tenant shall conduct such tests at its expense. If the audit and/or tests reveal the presence of Hazardous Materials at, on or under the Premises attributable to

Tenant's activities at the Premises, then Tenant shall reimburse Landlord for the cost of such audit and shall remediate and mitigate the same, at its expense, as necessary to obtain a final "no further action" letter (or equivalent) from all governmental agencies having jurisdiction. In addition,

if at any time during the Term Tenant is required to file reports or manifests concerning its use of Hazardous Materials at the Premises or concerning Hazardous Materials contamination or remediation, then Tenant shall concurrently provide Landlord with a copy of the same. Landlord represents and warrants that, as of the Date of this Lease, to Landlord's actual knowledge, except as disclosed in writing to Tenant , there are no

Hazardous Materials located on the Premises. For purposes of this Lease,

"Landlord's actual knowledge" means the actual knowledge of Charles Abdi and/or Anthony C. Badeaux, without duty of investigation. The provisions of this paragraph 7(c) will survive the expiration or earlier termination of this Lease. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease.

9. NOTICES. Any notice required or permitted to be

given hereunder must be in writing and may be given by personal delivery

(including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant and

Landlord shall be sufficient if delivered to Tenant and Landlord at each such party's address designated in Subparagraphs 1(a) and 1(b). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

10. BROKERS. Each party represents and warrants to the

other, that, to its knowledge, no broker, agent or finder other than the

Brokers listed in Subparagraph 1(j) (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease.

Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages,

judgments, suits, causes of action, losses, liabilities, penalties, fines,

expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation,

including, without limitation, any claims that may be asserted by any broker,

agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

11. SURRENDER; HOLDING OVER.

(a) SURRENDER. The voluntary or other surrender of this

Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to

Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the

Premises to Landlord broom clean and in a state of good order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 20) excepted, but in any event with all carpeted areas cleaned, the plumbing, heating, ventilation and air conditioning systems in good working order and all floor areas cleaned and waxed or sealed, together with all of Tenant's personal property and

Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. At least ninety (90) days prior to the date

Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which are to remain upon the Premises and which items

Tenant is to remove as well as any repairs Tenant is to make upon surrender of the Premises as required by this Lease. During such ninety (90) day period, Landlord may, at its option, and at Landlord's sole cost and expense,

retain the services of one or more inspectors or consultants to inspect the

Premises and all equipment and fixtures located therein to determine if they are in the condition required for proper surrender by Tenant. If any such inspections disclose any deficiencies in the condition of the Premises,

Tenant will promptly cause the same to be corrected in a good and workmanlike manner at Tenant's sole cost and expense prior to the surrender date. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) HOLDING OVER. Tenant will not be permitted to hold

over possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent

Landlord may withhold in its sole and absolute discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may,

at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly

Base Rent for any such holdover period shall be equal to one hundred twenty percent (120%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, prorated on a daily basis. Acceptance by

Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If

Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by

Landlord, Tenant agrees to promptly indemnify, protect, defend and hold

Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which

Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES.

(a) PAYMENT OF TAXES. Tenant agrees to pay all Real

Property Taxes, as defined in Paragraph 12(b) below, applicable to the

Premises during the Term of this Lease. All such payments shall be made at least thirty (30) days prior to the delinquency date of such payment. Tenant agrees to promptly furnish Landlord with satisfactory evidence that such Real

Property Taxes have been paid. If any such Real Property Taxes paid by Tenant shall cover any period of time prior to or after the expiration of the Term thereof, Tenant's share of such Real Property Taxes is to be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord will promptly reimburse

Tenant to the extent required. If Tenant fails to pay any such Real Property

Taxes, Landlord will have the right to pay the same, in which case Tenant will repay such amount to Landlord with Tenant's next rent installment together with interest at the rate at the Interest Rate.

(b) DEFINITION OF "REAL PROPERTY TAXES". As used

herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, rental tax, parking surcharge, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on or with respect to the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of

Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. The term "Real Property

Taxes" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "Real Property Tax," or

(ii) the nature of which was hereinabove included

within the definition of "Real Property Tax," or (iii) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the

Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof; or (v) which is measured by or reasonably attributable to the cost or value of Tenant's equipment, fixtures or other property located on the Premises or Tenant's leasehold improvements made in or to the Premises, regardless of whether title to such improvements shall be in Landlord or Tenant; or (vi) upon or measured by the rent payable hereunder; or (vii) upon or with respect to the possession, leasing,

operation, maintenance, management, repair, use or occupancy of the Premises or any portion thereof; or (viii) the Assessment Districts described below.

Tenant acknowledges that Landlord has disclosed the existence of (i) a Mello-Roos community facilities district - the City of Carlsbad,

Community Facilities District No. 1 (the "Special Facilities District") -

which community facilities district has or will result in a levy of special taxes and/or assessments against the Premises in accordance with the rights of the community facilities district to levy such special taxes and/or assessments, (ii) College Boulevard Assessment District 85-2, (iii) Carlsbad

Street Lighting and Landscape District No. 1, (iv) a special assessment formed for the purpose of financing and/or acquiring certain public improvements benefiting the Premises and other property located within the

Carlsbad area called City of Carlsbad Assessment District No. 95-1, and (v)

all other bonds, assessment districts, and facilities districts affecting the

Premises , ( (i) through (v), collectively, "Assessment Districts"). Tenant acknowledges and agrees that all taxes, assessments, charges, fees, special or regular, arising from or under the Assessment Districts are included within the "Real Property Taxes" which shall be Tenant's responsibility to fully pay and satisfy.

(c) JOINT ASSESSMENT. If the Premises are not

separately assessed, Tenant's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonable available. Landlord's reasonable determination thereof shall be conclusive and binding upon Tenant.

(d) PERSONAL PROPERTY TAXES. Tenant agrees to pay prior

to delinquency all taxes assessed against and levied upon trade fixtures,

furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant will cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of

Tenant's personal property is assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to

Tenant's property.

13. ALTERATIONS. After installation of the initial Tenant

Improvements for the Premises pursuant to the Work Letter Agreement attached to this Lease, Tenant may, at its sole cost and expense, make alterations,

additions, improvements, and decorations to the Premises (collectively,

"Alterations") subject to and only upon the following terms and conditions:

(a) PROHIBITED ALTERATIONS. Tenant shall not make any

Alterations without Landlord's prior written consent (which shall not be unreasonably withheld or delayed) under any of the following circumstances:

(i) the cost of such Alterations when added to the costs of all other

Alterations made during that calendar year of the Lease Term exceed

Twenty-Five Thousand Dollars ($25,000), or (ii) such Alterations affect the structure of the bearing walls or the roof, or Building Systems or facilities serving the Premises, such as plumbing, heating, air conditioning,

ventilating, electrical or lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other fire hydrants operating at the Premises; or (iii) such Alterations will be visible from outside the Premises ((i) through (iii) collectively, "Consent Required

Alterations"). For purposes of calculating the above $25,000 limit, the cost of paint,

carpet, wall coverings, floor coverings and other decorative items shall not be included in the calculation.

(b) LANDLORD'S APPROVAL. Before proceeding with any

Consent Required Alterations Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such

Alterations, which approval Landlord will not unreasonably withhold or delay.

Landlord shall have fifteen (15) business days in which to approve or reasonably disapprove any such plans, specifications, and/or working drawings for such Alterations (in which case Landlord shall describe in detail to

Tenant the items giving rise to such disapproval). If Landlord fails to so respond in writing within such fifteen (15) business day period, Tenant may so notify Landlord in writing, and Landlord's failure to respond within one business day after such notice from Tenant shall be deemed to constitute

Landlord's approval thereof. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency,

or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities.

(c) CONTRACTORS. Alterations may be made or installed

only by contractors and subcontractors which have been approved by Landlord,

which approval Landlord will not unreasonably withhold or delay; provided,

however, Landlord reserves the right to require that Landlord's contractor be given an opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with fifteen (15) days'

prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations and (ii) if reasonably requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) MANNER OF PERFORMANCE. All Alterations must be

performed: (i) substantially in accordance with the approved plans,

specifications and working drawings (to the extent such approval is required above); (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules,

regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; and (iv) in such a manner so as not to materially interfere with the occupancy of any other tenant in the Development, nor impose any additional expense upon

Landlord.

(e) OWNERSHIP. The Tenant Improvements and all

Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided,

however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations,

identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph 13. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the

Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair).

(f) PLAN REVIEW. Tenant agrees to pay Landlord, as

additional rent, the reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by

Landlord (but not Landlord's "in-house" personnel) for review of all plans,

specifications and working drawings for any Alterations, within ten (10)

business days after Tenant's receipt of invoices either from Landlord or such consultants.

(g) PERSONAL PROPERTY. All articles of personal

property owned by Tenant or installed by Tenant at its expense in the

Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and

must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease.

Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

(h) REMOVAL OF ALTERATIONS. If Tenant fails to remove

by the expiration or earlier termination of this Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may

(without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (i) remove and store such items; and/or (ii) upon ten (10)

days' prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property.

Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

14. REPAIRS.

(a) TENANT'S OBLIGATIONS. Except as provided in

Paragraph 14(c) below, Tenant agrees to keep in good order, condition and repair the Premises and every part thereof, structural and non-structural,

(whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonable or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use,

any prior use, the elements, the age or the quality of construction of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, ventilation, air conditioning, electrical,

lighting facilities and equipment within the Premises, fixtures, walls

(interior and exterior (except as provided in Paragraph 14(c), below)),

foundations, ceilings, roof (except as provided in Paragraph 14(c) below),

floors, windows, doors, plate glass and skylights located within the

Premises, and all landscaping (Tenant agrees to procure and maintain, at

Tenant's sole cost and expense, a landscaping maintenance contract reasonably acceptable to Landlord), driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises. Landlord,

at Tenant's sole cost and expense, shall arrange for inspection of the roof,

mechanical, and electrical portions of the Premises annually. Tenant shall pay for the costs of such inspections and arrange for the correction of any defects found, including implementation of a preventative maintenance program for the roof. Tenant shall maintain, at Tenant's sole cost and expense,

maintenance contracts for the heating, ventilating and air conditioning systems and the roof of the Building with qualified maintenance companies reasonably acceptable to Landlord; provided, however, such maintenance contracts shall be of the type and scope carried for similar new buildings in the Carlsbad, California area. Tenant shall not be required to maintain the aforementioned maintenance contracts in the event Tenant provides evidence to

Landlord of a maintenance program acceptable to Landlord in its sole but reasonable discretion. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below.

(b) TENANT'S FAILURE TO REPAIR. If Tenant refuses or

neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following thirty (30) days from the date on which Landlord makes a written demand on

Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord, as additional rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten (10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.

(c) LANDLORD'S OBLIGATIONS. Notwithstanding anything to

the contrary contained in Subparagraph 14(a), Landlord shall be responsible for maintaining, at Landlord's sole cost and expense, only (i) the structural condition of the roof and (ii) the structural condition of the bearing walls of the Premises. Notwithstanding anything to the contrary in this Paragraph,

Landlord shall not be obligated to paint any surfaces or maintain, repair, or replace windows, doors, or plate glass of the Premises. Landlord shall also not be responsible for any repairs to, maintenance to or replacement of any items if required by reason of negligent act or omission or willful misconduct of Tenant or any of the Tenant Parties. Except as provided in

Paragraph 4 above, this Paragraph 14(c) above, the obligations of Landlord under Paragraph 20 relating to damage or destruction of the Premises, or under Paragraph 21 relating to eminent domain, it is intended by the parties that Landlord have no obligation of any kind whatsoever, (i) to repair or maintain the Premises or any portion thereof, whether structural or non-structural, or any equipment therein, all of which obligations are intended to be Tenant's obligations, or (ii) to pay any other cost or expense whatsoever directly or indirectly relating to the ownership, management,

lease, operation or use of the Premises. Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule,

regulation, order or ruling (including, without limitation, to the extent the

Premises are located in California, the provisions of California Civil Code

Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

15. LIENS. Tenant agrees not to permit any mechanic's,

materialmen's or other liens to be filed against all or any part of the

Premises or the Development, nor against Tenant's leasehold interest in the

Premises, by reason of or in connection with any repairs, alterations,

improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors,

licensees or invitees. Similarly, Landlord agrees not to permit any mechanic's, materialmen's or other liens to be filed against Tenant's property by reason of or in connection with any repairs, alterations,

improvements or other work contracted for or undertaken by Landlord or other acts or omissions of Landlord or Landlord's agents, employees, contractors,

licensees or invitees. At Landlord's request, Tenant agrees to provide

Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises.

Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Premises or the Development. If

Tenant fails to cause any such liens to be so released or bonded within ten

(10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing

Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within ten (10)

days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16. ENTRY BY LANDLORD. Landlord and its employees and agents will at all reasonable times have the right, upon 24 hours prior notice

(except in the case of an emergency or Tenant's default), to enter the

Premises to inspect the same, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, and/or to repair the

Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises,

excluding Tenant's vaults and safes and other high security areas reasonably designated in writing to Landlord. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the

Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises. Landlord will not be liable to

Tenant for any damages or losses for any entry by Landlord.

17. UTILITIES AND SERVICES. Tenant agrees to contract

directly for and to pay for all water, gas, heat, light, power, telephone,

waste removal, sewer and other utilities

and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant agrees to pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other Premises. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction enacted after the date of this Lease; (iv)

inability despite the exercise of reasonable diligence to obtain electricity,

water or fuel; or (v) any other cause beyond Landlord's reasonable control.

In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent

(except as expressly provided in Subparagraphs 20(f) or 21(b) if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure.

18. ASSUMPTION OF RISK AND INDEMNIFICATION.

(a) ASSUMPTION OF RISK. Tenant, as a material part of

the consideration to Landlord, hereby agrees that neither Landlord nor any

Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified

Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises or the Development, (ii) any such damage caused by other tenants or persons in or about the Premises, or caused by quasi-public work, (iii) any damage to property entrusted to employees of

Tenant, (iv) any loss of or damage to property by theft or otherwise, or (v)

any injury or damage to persons or property resulting from any casualty,

explosion, falling plaster or other masonry or glass, steam, gas,

electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness, except to the extent any of the foregoing are caused by the gross negligence or intentional acts of Landlord or any Landlord Indemnified Parties.

Notwithstanding anything to the contrary contained in this Lease, neither

Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the

Premises, or of defects therein or in the fixtures or equipment.

(b) INDEMNIFICATION. Except to the extent caused by the

negligence or willful misconduct of Landlord, Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and Landlord

Indemnified Parties, from and against, any and all claims, damages,

judgments, suits, causes of action, losses, liabilities, penalties, fines,

expenses and costs, including attorneys' fees and court costs (collectively,

"Indemnified Claims"), arising or resulting from (i) any act or omission of

Tenant or any Tenant Parties (as defined in Subparagraph 8(c) above); (ii)

the use of the Premises and conduct of Tenant's business by Tenant or any

Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises or elsewhere within the Development; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease.

In case any action or proceeding is brought against Landlord or any Landlord

Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval

Landlord will not unreasonably withhold.

(c) SURVIVAL; NO RELEASE OF INSURERS. Tenant's

indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants,

agreements and indemnification obligation in Subparagraphs 18(a) and 18(b)

above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

19. INSURANCE.

(a) PAYMENT FOR INSURANCE. Tenant shall reimburse

Landlord for the cost of all insurance procured by Landlord under this

Paragraph 19. Premiums for policy periods commencing prior to or extending beyond the Lease Term shall be prorated to correspond to the Lease Term.

Payment shall be made by Tenant to Landlord within fifteen (15) days following receipt of an invoice for any amount due. Landlord may, from time to time, adjust the insurance to be maintained pursuant to this Paragraph 19 as necessary to respond to changes in market conditions or the requirements of Landlord's lenders.

(b) LIABILITY INSURANCE. Tenant shall obtain and

keep in force during the Term of this Lease a Commercial General Liability policy of insurance protecting Tenant and, as additional insureds, Landlord and its partners and members, Lenders (as defined in Subparagraph 19(c)(i)

below) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $5,000,000 per occurrence with an "Additional

Insured-Manager or Lessors of Premises" Endorsement and contain the

"Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

(c) PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND

RENTAL VALUE.

(i) BUILDING AND IMPROVEMENTS. Landlord shall

obtain and keep in force during the Term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"),

insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. However, Alterations shall be insured by Tenant under Paragraph 19(d) rather than by Landlord. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (including at Landlord's option the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the

Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation,

and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S.

Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. Tenant shall be liable for any deductible amount in the event of an Insured Loss, as defined in Paragraph 20

(a)(iii).

(ii) RENTAL VALUE. Landlord shall, in addition,

obtain and keep in force during the Term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and Lender(s),

insuring the loss of all rent and other charges payable by Tenant to Landlord under this Lease for one (1) year (including all Real Estate Taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Estate Taxes, insurance premium costs and other expenses, if any, otherwise payable by Tenant, for the next twelve (12) month period. Tenant shall be liable for any deductible amount in the event of such loss.

(d) TENANT'S PROPERTY INSURANCE. Subject to the

requirements of Paragraph 19(e), Tenant at its cost shall either by separate policy or, at Tenant's option, by endorsement to a policy already carried by

Tenant, maintain insurance coverage on all Tenant's personal property,

Alterations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 19(c). Such insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000 per occurrence (if a policy with that deductible is commercially available, and if not then with the lowest deductible commercially available). The proceeds from any such insurance shall be used by Tenant for the replacement of personal property or the restoration of Alterations. Tenant shall be the

Insuring Party with respect to the insurance required by this Paragraph 19(d)

and shall provide Landlord with written evidence that such insurance is in force.

(e) INSURANCE POLICIES. Insurance required hereunder

shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General

Policyholders Rating" of at least A-, VIII, or such other rating as may be reasonably required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." For the insurance required to be carried by Tenant hereunder, Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 19. Tenant shall cause to be delivered to Landlord certified copies of policies of such insurance or certificate evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Landlord.

Tenant shall at least thirty (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders"

evidencing renewal thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to

Landlord upon demand. Landlord shall, promptly after written request from

Tenant, provide Tenant with true and complete copies of the policies of insurance to be carried by Landlord under Paragraph 19(c) ("Insurance

Notice") on or before the Commencement Date and at least thirty (30) days prior to each scheduled expiration date of the policy period.

(f) WAIVER OF SUBROGATION. Without affecting any other

rights or remedies, Tenant and Landlord ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages

(whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 19. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable hereto.

(g) EXEMPTION OF LANDLORD FROM LIABILITY. Landlord

shall not be liable for injury or damage to the person or goods, wares,

merchandise or other property of Tenant, Tenant's employees, contractors,

invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity,

gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to

Tenant's business or for any loss of income or profit therefrom.

20. DAMAGE OR DESTRUCTION

(a) DEFINITIONS.

(i) "PREMISES PARTIAL DAMAGE" shall mean damage or

destruction to the improvements on the Premises, other than Alterations which do not constitute a Premises Total Destruction.

(ii) "PREMISES TOTAL DESTRUCTION" shall mean damage or

destruction to the Premises, other than Alterations , the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Alterations.

(iii) "INSURED LOSS" shall mean damage or

destruction to improvements on the Premises, other than Alterations, which was caused by an event required to be covered by the insurance described in

Paragraph 19(c)(i), irrespective of any deductible amounts or coverage limits involved.

(iv) "REPLACEMENT COST" shall mean the cost to repair

or rebuild the improvements owned by Landlord at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

(b) PARTIAL DAMAGE - INSURED LOSS. If a Premises

Partial Damage that is an Insured Loss occurs, then Landlord shall, at

Landlord's expense, repair such damage (but not Tenant's trade fixtures or

Alterations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Tenant shall, at Landlord's election, make the repair of any damage or destruction, and, in such event,

Landlord shall make the insurance proceeds available to Tenant on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force, the party responsible for maintaining the required insurance shall promptly contribute the shortage in proceeds

(except as to the deductible which is Tenant's responsibility) as and when required to complete said repairs. In the event of a shortage in proceeds for any reason other than Landlord's failure to carry the required insurance,

Landlord shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Tenant provides Landlord with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Landlord receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Landlord does not receive such funds or assurance within said period, Landlord may nevertheless elect by written notice to Tenant within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Landlord paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Landlord does not so elect, then this

Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Tenant shall in no event have any right to reimbursement from Landlord for any funds contributed by Tenant to repair any such damage or destruction. Premises Partial Damage due to an insured flood or earthquake shall be subject to Paragraph 20(c) rather than

Paragraph 20(b), notwithstanding that there may be some insurance coverage,

but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

(c) PARTIAL DAMAGE - UNINSURED LOSS. If a Premises

Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Tenant or any of the Tenant Parties (in which event Tenant shall make the repairs at Tenant's expense and this Lease shall continue in full force and effect, but subject to Landlord's rights under

Paragraph 22), Landlord may at Landlord's option, either: (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after receipt by Landlord of knowledge of the occurrence of such damage of Landlord's desire to terminate this Lease as of the date sixty

(60) days following the giving of such notice. In the event Landlord elects to give such notice of Landlord's intention to terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's commitment to pay for the repair of such damage totally at Tenant's expense and without reimbursement from

Landlord. Tenant shall provide Landlord with the required funds or satisfactory assurance thereof within thirty (30) days following Tenant's said commitment. In such event this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Tenant does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Landlord's notice of termination.

(d) TOTAL DESTRUCTION. Notwithstanding any other

provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total

Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Tenant. Notwithstanding the foregoing, Tenant shall have the right to prevent such termination by giving

Landlord written notice of Tenant's commitment to pay for the cost of repairing such Total Destruction to the extent not covered by insurance proceeds. In such event, Tenant shall deliver written notice of Tenant's commitment to pay for such repairs within thirty (30) days following the occurrence of such damage and Tenant shall provide Landlord with the required funds or satisfactory assurance thereof within thirty (30) days following

Tenant's delivery to Landlord of Tenant's commitment to pay for such repairs in excess of insurance proceeds. In such event, this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible and the required funds are available. In the event, however, that the damage or destruction was caused by Tenant or any of the Tenant Parties, Landlord shall have the right to recover Landlord's damages from Tenant except as released and waived in Paragraph 19(f).

(e) DAMAGE NEAR END OF TERM. If at any time during the

last six (6) months of the Term of this Lease there is damage for which the cost to repair exceeds three (3) month's Monthly Base Rent, whether or not an

Insured Loss, Landlord may, at Landlord's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty

(30) days after the date of occurrence of such damage.

(f) ABATEMENT OF RENT; TENANT'S REMEDIES.

(i) In the event of damage described in

Paragraphs 20(b) (Partial Damage - Insured), or 20(c) (Partial Damage -

Uninsured Loss) (to the extent not resulting in the termination of this

Lease) whether or not Landlord repairs or restores the Premises, the

Monthly Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Tenant hereunder for the period during which such damage, its repair or the restoration continues, shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired.

Except for abatement of Base Rent, Real Property Taxes, insurance premiums,

and other charges, if any, as aforesaid, all other obligations of Tenant hereunder shall be performed by Tenant, and Tenant shall have no claim against Landlord for any damage suffered by reason of any such repair or restoration.

(ii) If Landlord shall be obligated to repair or

restore the Premises under the provisions of this Paragraph 20 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within seventy-five (75) days after such obligation shall accrue, Tenant may, at any time prior to the commencement of such repair or restoration, give written notice to Landlord and to any

Lenders of which Tenant has actual notice of Tenant's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Tenant gives such notice to Landlord and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Landlord or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force

and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs;

provided, however, that the thirty (30), sixty (60), and ninety (90) day periods in this Paragraph 20(f)(ii) shall be extended by Force Majeure

Events as defined in Paragraph 33 below.

(g) TERMINATION-ADVANCE PAYMENTS. Upon termination of

this Lease pursuant to this Paragraph 20, an equitable adjustment shall be made concerning advance Monthly Base Rent and any other advance payments made by Tenant to Landlord.

(h) WAIVE STATUTES. Landlord and Tenant agree that the

terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

21. EMINENT DOMAIN.

(a) SUBSTANTIAL TAKING. If the whole of the Premises or

more than ten percent (10%) of the rentable square footage of the Building or ten percent (10%) or more of the parking spaces located on the Premises, are taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, and the portion taken materially, adversely and permanently impairs Tenant's ability to conduct its permitted business on the

Premises (assuming required repairs), Tenant shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority by giving Landlord written notice of such termination within ten (10) days after Landlord has given notice of such taking to Tenant. In the event Tenant does not elect to terminate the Lease,

Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority) and rent will be abated in proportion to the rentable square footage of the Premises which Tenant is deprived of on account of such taking; provided, however, there will be no abatement of rent if the only area taken is that which does not have a building located thereon, so long as parking remains adequate for Tenant to conduct its business from the Premises, as reasonably determined by Tenant.

Notwithstanding the foregoing, if more than fifty percent (50%) of the rentable square footage of the Building is taken, Landlord shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority by giving Tenant written notice of such termination within thirty days after Landlord has received notice of such taking.

(b) PARTIAL TAKING; ABATEMENT OF RENT. In the event of a

taking of a portion of the Premises which does not constitute a substantial taking under Subparagraph 21(a) above, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority),

and rent will be abated in proportion to the rentable area of the Premises which Tenant is deprived of on account of such taking; provided, however,

there will be no abatement of rent if the only area taken is that which does not have a building located thereon.

(c) CONDEMNATION AWARD. In connection with any taking of

all or any portion of the Premises, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against

Landlord or the taking authority for any compensation because of such taking

(including any claim for bonus or excess value of this Lease); provided,

however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

(d) TEMPORARY TAKING. In the event of a partial taking

of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will not abate, and (ii) Tenant will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

22. DEFAULTS AND REMEDIES.

(a) DEFAULTS. The occurrence of any one or more of the

following events will be deemed a default by Tenant:

(i) The failure by Tenant to make any payment of

rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of seven (7) days after written notice thereof from Landlord to Tenant;

provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

(ii) The failure by Tenant to observe or perform any

of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph

22(a)(i) above, where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the

Premises are located in California, California Code of Civil Procedure

Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant, with Landlord's concurrence (which shall not be unreasonably withheld or delayed), commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(iii) (A) The making by Tenant of any general

assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless,

in the case of a petition filed against Tenant, the same is dismissed within ninety (90) days); (C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to

Tenant within sixty (60) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the

Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days.

(b) LANDLORD'S REMEDIES; TERMINATION. In the event of

any default by Tenant, in addition to any other remedies available to

Landlord at law or in equity under applicable law (including, without limitation, the remedies of Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations), Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law,

Landlord may recover from Tenant: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii)

the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus

(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its

obligations under this Lease or which, in the ordinary course of things,

results therefrom including, but not limited to: attorneys' fees and costs;

brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as any Tenant Improvement Allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term.

As used in Subparagraphs 22(b)(i) and (ii) above,

the "worth at the time of award" is computed by allowing interest at the

Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event

of any default by Tenant, in addition to any other remedies available to

Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 13(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the

Premises by Landlord pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(d) LANDLORD'S REMEDIES; RE-LETTING. In the event of

the vacation or abandonment of the Premises by Tenant or in the event that

Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as

Landlord in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by

Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second,

to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

(e) LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. All

covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this

Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest

Rate, from the date of such payment by Landlord until reimbursed by Tenant.

This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

(f) LATE PAYMENT. If Tenant fails to pay any

installment of rent within seven (7) days after written notice from Landlord to Tenant that such payment is due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within seven (7) days after written notice from Landlord to Tenant that such payment is due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to four percent (4%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and (iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing,

administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term,

then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.

(g) LANDLORD'S SECURITY INTEREST. Tenant hereby grants

to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property, and all proceeds of the sale or other disposition of such property

(collectively, the "Collateral") to secure the payment of all rent to be paid by Tenant pursuant to this Lease. Such lien and security interest shall be in addition to any landlord's lien provided by law but shall be subordinate to any first lien in favor of Tenant's lender with respect to any such

Collateral so long as Landlord is provided with a commercially reasonable subordination agreement with respect to such Collateral. This Lease shall constitute a security agreement under the Commercial Code of the State so that Landlord shall have and may enforce a security interest in the

Collateral. Tenant agrees to execute as debtor and deliver such financing statement or statements and any further documents as Landlord may now or hereafter reasonably request to protect such security interest pursuant to such code. Landlord may also at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all rights and remedies afforded as secured party under such code, which rights and remedies shall be in addition to Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

(h) RIGHTS AND REMEDIES CUMULATIVE. All rights, options

and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and

Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23. LANDLORD'S DEFAULT. Landlord will not be in default in

the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty

(30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of

Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations set forth in this Lease (including, but not limited to, the limitations on liability set forth in Paragraph 35 of this Lease). In the event that Landlord is in default (as described hereinabove) of its Paragraph

14(c) maintenance obligations, and such breach

materially impairs Tenant's use of the Premises, Tenant may upon an additional ten (10) day notice to Landlord, perform such maintenance obligations and in such event Landlord shall reimburse Tenant for its reasonable third-party costs incurred for performance of such maintenance obligations, together with interest thereon at the Interest Rate. In no event shall Tenant have the right to terminate this Lease as a result of

Landlord's default, and Tenant's remedies shall be limited to monetary damages and/or specific performance; provided, however, in no event shall

Landlord be liable under any circumstances for any consequential damages incurred by Tenant including, without limitation, any injury to, or interference with, Tenant's business (including any loss of profits) arising in connection with this Lease. Nothing herein contained shall be interpreted to mean Tenant is excused from paying rent due hereunder as a result of any default by Landlord.

24. ASSIGNMENT AND SUBLETTING.

(a) RESTRICTION ON TRANSFER. Except as expressly

provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment,

encumbrance, sublease or the like will sometimes be referred to as a

"Transfer"), without the prior written consent of Landlord, which consent

Landlord will not unreasonably withhold or delay.

(b) CORPORATE AND PARTNERSHIP TRANSFERS. For purposes

of this Paragraph 24, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment,

hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph 24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

(c) PERMITTED CONTROLLED TRANSFERS. Notwithstanding the

provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without

Landlord's consent and without extending any sublease termination option to

Landlord, to any parent, subsidiary or affiliate corporation which controls,

is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that: (i) at least thirty (30) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or subtenant described in Subparagraph 24(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the subtenant of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or subtenant as of the time of the proposed assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease; (iv) except in the case of a merger in which

Tenant is not the surviving entity, Tenant remains fully liable under this

Lease; and (v) the use of the Premises under Paragraph 8 remains unchanged.

(d) TRANSFER NOTICE. If Tenant desires to effect a

Transfer (other than a Permitted Transfer), then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the

"Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer

Notice"), stating the name, address and business of the proposed assignee,

subtenant or other transferee (sometimes referred to hereinafter as

"Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the

Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the

Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any

Transfer until such information is provided to it.

(e) LANDLORD'S OPTIONS. Within fifteen (15) days of

Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following: (i) consent to the proposed Transfer; or (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in

Subparagraph 24(f) below, or (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord.

(f) REASONABLE DISAPPROVAL. Landlord and Tenant hereby

acknowledge that Landlord's disapproval of any proposed Transfer pursuant to

Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (ii) the use of the Premises by the Transferee is not permitted by the use provisions in

Paragraph 8 hereof, or otherwise poses a risk of increased liability to

Landlord; (iii) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease, or (iv) the

Transferee poses a business or other economic risk which Landlord reasonably deems unacceptable.

(g) ADDITIONAL CONDITIONS. A condition to Landlord's

consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that the assignee or subtenant remit directly to Landlord on a monthly basis, all monies due to

Tenant by said assignee or subtenant. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i)

terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, in which case such subtenant will attorn to Landlord, but that nevertheless Landlord will not

(1) be liable for any previous act or omission of Tenant under such sublease,

(2) be subject to any defense or offset previously accrued in favor of the subtenant against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by subtenant of more than one month's rent.

(h) EXCESS RENT. If Landlord consents to any assignment

of this Lease, Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, to the extent that such consideration is in excess of rent payable by Tenant under this

Lease as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires,

and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to

Landlord). If for any sublease, Tenant receives rent or other consideration,

either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if reasonably acceptable written evidence of such expenditures is provided to Landlord. For purposes of calculating any such excess rent all such concessions shall be amortized on a straight-line basis over the relevant term.

(i) NO RELEASE. No Transfer will release Tenant of

Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other

obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due

Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any

Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor.

Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant,

without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(j) ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant

effects a Transfer or requests the consent of Landlord to any Transfer

(whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) not to exceed One Hundred Dollars ($100.00) for each one thousand (1,000)

rentable square feet of area contained within the Premises or portion thereof to be assigned or sublet. Acceptance of the reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

(k) TENANT'S LIMITED PERMITTED SUBLEASING RIGHTS.

Notwithstanding anything to the contrary contained in this Lease, Landlord agrees that Tenant shall initially have the right to sublet up to a maximum of 25,000 square feet of the Premises for a term not exceeding 18 months from the Commencement Date ("Permitted Sublease Space"). Landlord agrees that

Tenant shall not be required to obtain Landlord's consent with respect to such sublease of the Permitted Sublease Space except with respect to any sublease wherein the proposed sublessee desires to use such space for a use other than is permitted under the CC&Rs for the Project. Landlord further agrees that Tenant shall be entitled to retain any excess rent Tenant receives in connection with such Permitted Sublease Space (but only with respect to any such permitted sublease space entered into consistent with the foregoing limitations, including that the term not extend beyond 18 months from the Commencement Date). In addition, Landlord agrees that Landlord shall have no right to exercise its remedy set forth in Paragraph 24(e)(3) in connection with a sublease properly entered into with respect to the

Permitted Sublease Space, nor shall Landlord require the payment or reimbursement of any fees or other costs in connection with the review and approval of any such sublease, including, but not limited to, the fees described in Paragraph 24(j) of this Lease.

25. SUBORDINATION. Without the necessity of any additional

document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Premises, or any lessor of a ground or underlying lease with respect to the Premises, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises;

and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Premises, or Landlord's interest and estate in any of said items, is specified as security, subject to Tenant's receipt of a commercially reasonable nondisturbance agreement as more particularly provided below. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust; provided, however, any such agreement subordinating this Lease to such lease, mortgage or deed of trust shall contain a commercially reasonable nondisturbance provision. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder.

26. ESTOPPEL CERTIFICATE. Within ten (10) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of EXHIBIT "D" attached hereto or as may reasonably be required by Landlord's lender, certifying: (i) the date of commencement of this

Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications);

(iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either

Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the

Premises or any interest therein. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by

Landlord, (ii) that there are no uncured defaults in Landlord's performance,

and (iii) that not more than one (1) month's rent has been paid in advance.

Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to

Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses,

liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to

Landlord as required by this Paragraph 26.

27. EASEMENTS. Landlord reserves to itself the right, from

time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not materially interfere with the use of the Premises by

Tenant. Tenant shall sign any of the aforementioned documents upon request of

Landlord and failure to do so shall constitute a material breach of this

Lease.

28. FINANCIAL STATEMENTS. Prior to the execution of this

Lease by Landlord and at any time during the Term of this Lease upon ten (10)

days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant.

Such statements are to be prepared in accordance with generally accepted accounting principles and shall be audited by an independent certified public accountant.

29. MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND

LESSORS. If, in connection with Landlord's obtaining or entering into any financing or ground lease affecting the Premises, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not materially increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the

Premises or ground lessor of Landlord whose address has been furnished to

Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the

Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

30. DEFINITION OF LANDLORD. The term "Landlord," as used in

this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises

or the lessees under any ground lease, if any. In the event of any transfer,

assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer.

Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the

Premises, the Building, the Development and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31. WAIVER. The waiver by either party of any breach of any

term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

32. QUIET ENJOYMENT. Landlord covenants and agrees with

Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on

Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

33. FORCE MAJEURE. If either Landlord or Tenant is delayed,

hindered in or prevented from the performance of any act required under this

Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws,

regulations or orders or governmental action or inaction (including failure,

refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay),

riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (E.G., electricity, gas, water,

telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay.

The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease or delay the Commencement Date.

34. SIGNS. Landlord agrees that Tenant shall have the right

to install and maintain Tenant's identification sign(s) on the Building and

Premises in accordance with this Paragraph 34 at Tenant's sole cost and expense. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval shall not be unreasonably withheld or delayed by

Landlord, (ii) any covenants, conditions or restrictions governing the

Premises, including the CC&R's, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s).

If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include,

without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by

Tenant. Any sign rights granted to Tenant under this Lease are personal to

Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent,

which consent Landlord may withhold in its sole and absolute discretion.

35. LIMITATION ON LIABILITY. In consideration of the

benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) Tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Premises including, subject to the prior rights of any

Mortgagee, (b) except as may be necessary to secure jurisdiction of the partnership, no partner, officer, director, member, shareholder or manager of

Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any partner, officer, director,

member, shareholder or manager of Landlord; (c) no partner, officer,

director, member, shareholder or manager of Landlord shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any partner, officer, director, member, shareholder or manager of Landlord and any judgment taken against any partner, officer, director,

member, shareholder or manager of Landlord may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any partner, officer, director, member, shareholder or manager of

Landlord; (f) the obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease;

and (g) these covenants and agreements are enforceable both by Landlord and also by any partner, officer, director, member, shareholder or manager of

Landlord.

36. MISCELLANEOUS.

(a) CONFLICT OF LAWS. This Lease shall be governed by

and construed solely pursuant to the laws of the State of California, without giving effect to choice of law principles thereunder.

(b) SUCCESSORS AND ASSIGNS. Except as otherwise

provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives,

successors and assigns.

(c) PROFESSIONAL FEES AND COSTS. If either Landlord or

Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any (i) post-judgment motions; (ii)

contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

(d) TERMS AND HEADINGS. The words "Landlord" and

"Tenant" as used herein shall include the plural as well as the singular.

Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) TIME. Time is of the essence with respect to the

performance of every provision of this Lease in which time of performance is a factor.

(f) PRIOR AGREEMENT; AMENDMENTS. This Lease constitutes

and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations,

warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) SEPARABILITY. The provisions of this Lease shall be

considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) RECORDING. Neither Landlord nor Tenant shall record

this Lease; provided, however, either party may, at its own expense, record a short form memorandum of this Lease in a form reasonably approved by the other party. Such memorandum shall not be recorded unless and until the

Commencement Date occurs.

(i) COUNTERPARTS. This Lease may be executed in one or

more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

(j) NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges

and agrees that the financial terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the financial terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Development, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however,

that Tenant may disclose the terms to prospective subtenants or assignees under this Lease and as may be required in reports filed with the Securities and Exchange Commission.

(k) NON-DISCRIMINATION. Tenant acknowledges and agrees

that there shall be no discrimination against, or segregation of, any person,

group of persons, or entity on the basis of race, color, creed, religion,

age, sex, marital status, national origin, or ancestry in the leasing,

subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

37. EXECUTION OF LEASE.

(a) JOINT AND SEVERAL OBLIGATIONS. If more than one

person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) TENANT AS CORPORATION OR PARTNERSHIP. If Tenant

executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in

California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance

with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by

Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to

Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

(c) EXAMINATION OF LEASE. Submission of this instrument

by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and

Tenant.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

TENANT: LANDLORD:

SBS TECHNOLOGIES, INC., a New Mexico CARLSBAD BUSINESS PARK, LLC, a

corporation California limited liability company

By: THE KOLL COMPANY, a California

corporation, its Managing Member

By: /s/ James E. Dixon

------------------------------

Print Name: James E. Dixon By: /s/ Charlie Abdi

--------------------------

------------------------------ Name: Charlie Abdi

--------------------------

Title: V.P. Finance and Administration Title: Senior Vice President

------------------------------- -----------------------

By:

------------------------------

Print Name:

----------------------

Title:

---------------------------

EXHIBIT "A-I"

LEGAL DESCRIPTION

Order No. 1175808- 20

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF

SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL 2 OF PARCEL MAP NO. 17971, IN THE CITY OF CARLSBAD, COUNTY OF SAN

DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN

DIEGO COUNTY, DECEMBER 24, 1997 AS FILE NO. 1997-0656621 OF OFFICIAL RECORDS.

EXHIBIT "A-I"

EXHIBIT "A-II"

SITE DEVELOPMENT PLAN

Map

EXHIBIT "A-II"

EXHIBIT "B"

WORK LETTER AGREEMENT TO

STANDARD INDUSTRIAL LEASE

SINGLE TENANT-TRIPLE NET

BETWEEN

CARLSBAD BUSINESS PARK, LLC

AND

SBS TECHNOLOGIES, INC.

This Work Letter Agreement ("Work Letter") shall set forth the terms and conditions relating to the construction of the Landlord's Work and

Tenant Improvements in the Premises. All references in this Work Letter to

Paragraphs of "the Lease" shall mean the relevant portions of the above-described Lease to which this Work Letter is attached as EXHIBIT B and of which this Work Letter forms a part. This Work Letter is incorporated by reference into the Lease. All references in this Work Letter to Sections of

"this Work Letter" shall mean the relevant portions of the Sections of this

Work Letter. Unless otherwise defined herein, defined terms shall have the same meaning as in the Lease.

SECTION 1

LANDLORD'S CONSTRUCTION OF LESSOR'S WORK

1.1 LANDLORD'S WORK. Landlord will complete the

construction, at its sole cost and expense, of the base and shell of the

Building (collectively, "Landlord's Work") in substantial accordance with the plans and specifications described in "SCHEDULE 1" attached hereto (the

"Landlord's Work Plans"). Tenant hereby approves of the Landlord's Work

Plans. Landlord's Work shall specifically exclude the Tenant Improvements described below, which Tenant Improvements shall be constructed by Tenant's

Contractor, which Contractor shall be selected pursuant to Section 4.1 below.

Notwithstanding the foregoing, the Landlord's Work shall also include the construction of two windows on the west side of the first floor of the

Building with the exact size, location and specifications thereof to be reasonably approved by Landlord and Tenant and reflected in a modification to the Landlord Work Plans. Landlord hereby represents and warrants that

Landlord's Work shall be constructed (i) substantially in accordance with the

Landlord's Work Plans, (ii) in a good workmanlike manner using all new materials, and (iii) in conformance with all applicable codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations in effect as of the date Landlord obtains a building permit with respect to the Landlord's Work.

SECTION 2

TENANT IMPROVEMENTS

2.1 TENANT IMPROVEMENT ALLOWANCE. Tenant shall be

entitled to a one-time tenant improvement allowance in the amount of One

Million One Hundred Twenty Seven Thousand Four Hundred Dollars

($1,127,400.00) (the "Tenant Improvement Allowance"), for the costs relating to the Tenant Improvement Allowance Items more particularly described in

Section 2.2 below as they relate to construction of Tenant's improvements

(the "Tenant Improvements"). The Tenant Improvements will be constructed in accordance with a Tenant Improvement plan created by Tenant and reasonably approved by Landlord ("Tenant Improvement Plan"). In no event shall Landlord be obligated to make disbursements pursuant to this Work Letter in a total amount which exceeds the Tenant Improvement Allowance. All Tenant

Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of the Lease.

EXHIBIT "B"

2.2 DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE.

The Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively, the "Tenant Improvement Allowance

Items"):

2.2.1 Payment of the reasonable fees of the Architect

and the Engineers (as such term is defined in Section 3.1 of this Work

Letter), incurred in connection with the Tenant Improvements, and payment of the fees incurred by, and the cost of documents and materials supplied by,

Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings" as that term is defined below;

2.2.2 The payment of plan check, permit and license

fees relating to construction of the Tenant Improvements;

2.2.3 The cost of construction of the Tenant

Improvements but only to the extent such Tenant Improvements will be permanently affixed to the Premises;

2.2.4 The cost of any changes in Landlord's Work

Plans when such changes are requested by Tenant or required by the

Construction Drawings, Final Working Drawings, Approved Working Drawings, or

Tenant Improvements (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such costs to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

2.2.5 The cost of any changes to the Construction

Drawings, Final Working Drawings, Approved Working Drawings, or Tenant

Improvements required by any applicable laws, codes, regulations, ordinances,

or building codes ("Code");

2.2.6 All other costs expended by Landlord in

connection with the construction of the Tenant Improvements to the extent approved or deemed approved by Tenant or otherwise required or permitted by this Work Letter;

2.2.7 Any costs described in subsections 2.2.1

through 2.2.6 above contained in a Change Order requested by Tenant and approved by Landlord pursuant to Section 5.3 below.

2.3 TENANT IMPROVEMENT ALLOWANCE PAYMENTS. The Tenant

Improvement Allowance disbursements shall be made in accordance with typical construction draw and payment procedures reasonably acceptable to Landlord and its Lender(s) (including, without limitation, the requirement that prior to any such payment, Landlord has sufficient lien releases for the Tenant

Improvement work).

SECTION 3

CONSTRUCTION DRAWINGS

3.1 SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS.

Tenant shall retain a licensed architect reasonably acceptable to Landlord

("Architect"), pursuant to a separate contract entered into by and between

Tenant and the Architect, to prepare the "Construction Drawings" as that term is defined in this Section 3.1. Tenant shall retain the engineering consultants reasonably approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural,

mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by the

Architect and the Engineers hereunder for the Tenant Improvements, shall be known collectively as the "Construction Drawings." All Construction Drawings

shall comply with the drawing format and specifications as reasonably determined by Landlord, and shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed. Tenant and the Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Landlord's Work Plans, and Tenant and the Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply

Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly,

notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect (including, without limitation, the Architect),

engineers, and consultants,

EXHIBIT "B"

Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction

Drawings.

3.2 FINAL SPACE PLAN. Tenant and the Architect shall

prepare the final space plan for the Tenant Improvements in the Premises

(collectively, the "Final Space Plan") in accordance with the Tenant

Improvement Plan, which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use,

and equipment to be contained therein, and shall deliver three (3) complete sets of the Final Space Plan to Landlord for Landlord's approval.

3.3 FINAL WORKING DRAWINGS. Tenant, the Architect and

the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete, and in accordance with the Tenant Improvement Plan, to allow subcontractors to bid on the work and to obtain all applicable permits

(collectively, the "Final Working Drawings"), and shall deliver three (3)

complete sets of the same to Landlord for Landlord's approval.

3.4 PERMITS. The Final Working Drawings shall be

approved by Landlord (the "Approved Working Drawings"), which approval shall not be unreasonably withheld or delayed, prior to the commencement of the construction of the Tenant Improvements. Upon such Landlord approval, Tenant shall immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow

"Contractor," as that term is defined in SECTION 4.1 below, to commence and fully complete the construction of the Tenant Improvements (the "Permits") in accordance with the Approved Working Drawings and Tenant Improvement Plan

(provided, however, that the "Permits" which Tenant shall be obligated to obtain pursuant to the terms of this Work Letter shall not include any permits required for construction of the Landlord's Work). In connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord,

at its option, to take part in all phases of the permitting process and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal. Tenant shall obtain the Permits as soon as reasonably possible. Notwithstanding anything to the contrary set forth in this Section

3.4, Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that the obtaining of the same shall be

Tenant's responsibility (provided, however, that the "Permits", which Tenant shall be obligated to obtain pursuant to the terms of this Work Letter, shall not include any permits required for construction of the Landlord's Work).

Landlord shall, in any event, cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 TENANT'S SELECTION OF CONTRACTORS.

4.1.1 THE CONTRACTOR. A general contractor

shall be retained by Tenant to construct the Tenant Improvements. Such general contractor ("Contractor") shall be selected by Tenant from a list of general contractors supplied by Landlord, and Tenant shall deliver to

Landlord notice of its selection of the Contractor upon such selection.

4.1.2 TENANT'S AGENTS. All subcontractors,

laborers, materialmen, and suppliers used by Tenant (such subcontractors,

laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord,

which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant's proposed subcontractors, laborers,

materialmen or suppliers, Tenant shall submit other proposed subcontractors,

laborers, materialmen or suppliers for Landlord's written approval.

4.2 CONSTRUCTION OF TENANT IMPROVEMENTS BY TENANT'S

AGENTS.

4.2.1 CONSTRUCTION CONTRACT; COST BUDGET. Prior

to Tenant's execution of the

EXHIBIT "B"

construction contract and general conditions with Contractor (the

"Contract"), Tenant shall submit the Contract to Landlord for its approval,

which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide

Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs"). Prior to the commencement of construction of the Tenant Improvements, Tenant shall supply Landlord with cash in an amount (the "Over-Allowance Amount") equal to the difference between the amount of the Final Costs and the amount of the Tenant

Improvement Allowance (less any portion thereof already disbursed by

Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements). The Over-Allowance

Amount shall be disbursed by Landlord prior to the disbursement of any of the then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant

Improvement Allowance. In the event that, after the Final Costs have been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Final Costs, shall be paid by Tenant to Landlord immediately as an addition to the

Over-Allowance Amount or at Landlord's option, Tenant shall make payments for such additional costs out of its own funds, but Tenant shall continue to provide Landlord with the documents required pursuant to Section 2.4 of this

Tenant Work Letter, above, for Landlord's approval, prior to Tenant paying such costs.

4.2.2 TENANT'S AGENTS.

4.2.2.1 LANDLORD'S GENERAL CONDITIONS FOR TENANT'S AGENTS

AND TENANT IMPROVEMENT WORK. Tenant's and Tenant's Agents construction of the Tenant Improvements shall comply with the following: (i) the Tenant

Improvements shall be constructed in strict accordance with the Approved

Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall,

within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable rules made by Landlord with respect to the storage of materials, coordination of work with the contractors of other tenants of the Development, and any other matter in connection with this Work Letter, including, without limitation,

the construction of the Tenant Improvements.

4.2.2.2 INDEMNITY. Tenant's indemnity of Landlord as set

forth in Subparagraph 18(b) of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or

Tenant's disapproval of all or any portion of any request for payment.

4.2.2.3 REQUIREMENTS OF TENANT'S AGENTS. Each of Tenant's

Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i)

completion of the work performed by such contractor or subcontractors and

(ii) the Lease Commencement Date. The correction of such work shall include,

without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant

Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either.

Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

EXHIBIT "B"

4.2.2.4 INSURANCE REQUIREMENTS.

4.2.2.4.1 GENERAL COVERAGES. All of Tenant's Agents

shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Paragraph 19 of this Lease.

4.2.2.4.2 SPECIAL COVERAGES. Tenant shall carry

"Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may reasonably require. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry Excess Liability and Products and Completed Operation Coverage

insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by

Paragraph 19 of this Lease.

4.2.2.4.3 GENERAL TERMS. Certificates for all insurance

carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant

Improvements are fully completed and accepted by Landlord, except for any

Products and Completed Operation Coverage insurance required by Landlord,

which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this

Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except

Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder.

4.2.3 GOVERNMENTAL COMPLIANCE. The Tenant

Improvements shall comply in all respects with the following: (i) all applicable codes and other state, federal, city or quasi-governmental laws,

codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

4.2.4 INSPECTION BY LANDLORD. Landlord shall

have the right to inspect the Tenant Improvements at all reasonable times,

provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute

Landlord's approval of the same. Should Landlord reasonably disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord.

4.2.5 MEETINGS. Commencing upon the execution

of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of

Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location reasonably acceptable to Landlord and

Tenant, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition,

minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

EXHIBIT "B"

4.3 NOTICE OF COMPLETION; COPY OF RECORD SET OF PLANS.

Within ten (10) days after completion of construction of the Tenant

Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the appropriate County in accordance with Section

3093 of the Civil Code of the State of California or any successor statute,

and shall furnish a copy thereof to Landlord upon such recordation. If

Tenant fails to do so, Landlord may execute and file the same on behalf of

Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense.

At the conclusion of construction, (i) Tenant shall cause the Architect and

Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the

"record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the

Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties,

guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

SECTION 5

COMPLETION OF THE TENANT IMPROVEMENTS;

LEASE COMMENCEMENT DATE

5.1 COMMENCEMENT DATE. Except as provided below, the

Commencement Date shall be the earlier to occur of (i) the date upon which

Tenant first commences to conduct business in the Premises, or (ii) ninety

(90) days following the Access Date (as defined below); provided, however, in no event shall the Access Date occur before November 15, 1998. Landlord shall provide at least thirty (30) days advance written notice to Tenant advising Tenant of the date on which Landlord reasonably expects that the portion of Landlord's Work necessary for Tenant to fully commence construction of the Tenant Improvements will be substantially complete (the

"Access Date"). Provided that Tenant and Tenant's Agents do not interfere with Landlord's completion of the Landlord's Work, Landlord shall allow

Tenant access to the Building on the Access Date (and prior thereto for purposes of allowing Tenant to inspect Landlord's Work) to commence construction of the Tenant Improvements. Landlord shall thereafter use its commercially reasonable efforts to substantially complete the Landlord's Work as soon as reasonably possible and reasonably cooperate with Tenant to allow the Tenant Improvements to be completed as soon as possible. Notwithstanding the foregoing, the Access Date shall not be deemed to have occurred until

(i) the Building is "weather tight" with the roof structure on and substantially complete; (ii) the sprinkler system is installed and available to accommodate the Tenant Improvements; (iii) all interior floors are clear of materials and debris; (iv) all Building inspection requirements with respect to the Landlord's Work are complete to the extent necessary to allow

Tenant's Contractor to immediately commence construction of the Tenant

Improvements without material interruption, and (v) Tenant's Contractor has adequate access, electrical power, parking and storage space to immediately commence construction of the Tenant Improvements.

5.2 COMMENCEMENT DATE DELAYS. The Commencement Date

shall occur as provided in Section 5.1 above, provided that the Commencement

Date shall be delayed by the number of days of delay of the "substantial completion of the Tenant Improvements," as that term is defined below in this

Section 5, in the Premises which is caused solely by a "Commencement Date

Delay." As used herein, the term "Commencement Date Delay" shall mean only an actual delay resulting from fire, earthquake, explosion, flood, hurricane,

the elements, acts of God or the public enemy, war, invasion, insurrection,

rebellion, riots, industry-wide labor strikes or lockouts (which objectively preclude Tenant from obtaining any source union labor or substitute materials necessary for completing the Tenant Improvements), or governmental acts

(which do not specifically relate to the construction of the Tenant

Improvements and which objectively preclude construction of tenant improvements in the Building by any person).

5.3 DETERMINATION OF COMMENCEMENT DATE DELAY. If Tenant

contends that a Commencement Date Delay has occurred, Tenant shall notify

Landlord in writing within ten (10) days of each of (i) the date upon which such

EXHIBIT "B"

Commencement Date Delay becomes known or should have become known to Tenant or Tenant's Agents, and (ii) the date upon which such Commencement Date Delay ends. Tenant's failure to deliver either or both of such notices to Landlord within the required time period shall be deemed to be a waiver by Tenant of the contended Commencement Date Delay to which such notices would have related. Promptly following receipt by Landlord of the notice described in item (ii), above, Landlord shall notify Tenant of Landlord's reasonable determination, which determination shall be conclusive and binding on Tenant

(unless it is determined that Landlord acted unreasonably), of (A) the aggregate period of the Commencement Date Delay, and (B) the revised

Commencement Date.

5.4 DEFINITION OF SUBSTANTIAL COMPLETION OF THE TENANT

IMPROVEMENTS. For purposes of this Section 5, "substantial completion of the

Tenant Improvements" shall mean completion of construction of the Tenant

Improvements in the Premises pursuant to the "Approved Working Drawings,"

with the exception of any punch list items, any furniture, fixtures,

work-stations, built-in furniture or equipment (even if the same requires installation or electrification by Tenant's Agents), and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the date of the

Commencement Date).

5.5 DELAY OF THE SUBSTANTIAL COMPLETION OF LANDLORD'S

WORK. If there shall be a delay, or there are delays, in the substantial completion of the Landlord's Work, or in the occurrence of any of the other conditions precedent to the Commencement Date, as a result of any of the following (any and/or all of the following "Tenant De lay

Occurrence(s)"):

5.5.1 Tenant's failure to timely approve or

disapprove any matter requiring Tenant's approval;

5.5.2 A default by Tenant of the terms of this Work

Letter or the Lease;

5.5.3 Change Orders requested or required by Tenant

(even though such Change Orders were consented to by Landlord) to Landlord's

Work Plans;

5.5.4 Any other acts of Tenant, or Tenant's Agents,

which were not previously approved by Landlord or expressly permitted under the Lease or Work Letter; or

5.5.5 Any acts or omissions by Tenant's Agents, that

materially adversely interfere with Landlord's ability to perform as required under the Lease (including the Work Letter); then, notwithstanding anything to the contrary set forth in this Lease or this Work Letter and regardless of the actual date of the substantial completion of the Landlord's Work, the

Access Date shall be deemed to be the date the Access Date would have occurred if no Tenant Delay Occurrence, as set forth above, had occurred.

5.6 CHANGE ORDERS. No changes, modifications or alterations

in the Landlord's Work Plans, the Tenant Improvements, the Construction

Drawings, the Final Working Drawings, or Approved Working Drawings may be

made or required by Tenant without the prior written consent of Landlord (not to be unreasonably withheld or delayed). Any such Change Order shall, at a minimum, contain the amount of the Tenant Improvement Allowance, if any,

which will be expended as a result of such change, modification or alteration. Also, such Change Order shall contain the number of days of delay arising from such change, modification or alteration, and more particularly, the number of days of delay arising from a Tenant Delay

Occurrence (if any). The number of days of delay arising from such change,

modification or alteration (and any Tenant Delay Occurrence) shall be reasonably determined and agreed upon by the Contractor and Architect. If the Contractor and Architect cannot reasonably agree upon the number of days of delay arising from such change, modification or alteration (or the number of days of such delay arising from a Tenant Delay Occurrence), the average of the Contractor's and A rchitect's determinations shall be used.

SECTION 6

MISCELLANEOUS

6.1 TENANT'S REPRESENTATIVE. Tenant has designated The

Harrison Company as its initial sole representative with respect to the matters set forth in this Work Letter, who, until further written notice to

Landlord, shall have sole authority and responsibility to act on behalf of

Tenant as

EXHIBIT "B"

required in this Work Letter, including coordinating all inspections with

Landlord's contractor and the right to inspect Landlord's Work from time to time so long as such representative does not interfere with the timely completion of Landlord's Work.

6.2 LANDLORD'S REPRESENTATIVE. Landlord has designated

Anthony C. Badeaux as its sole representative with respect to the matters set forth in this Work Letter, who, until further written notice to Tenant, shall have sole authority and responsibility to act on behalf of Landlord as required in this Work Letter.

6.3 TIME OF THE ESSENCE IN THIS WORK LETTER. Unless

otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period, the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

6.4 TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in the Lease, if an event of a default by Tenant as described in the Lease, or a default by Tenant under this Work Letter, has occurred at any time on or before the Substantial Completion, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the

Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause the

Contractor to cease construction (in which case, Tenant shall be responsible for any delay in the Substantial Completion caused by such work stoppage as set forth in SECTION 5 of this Work Letter), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

6.5 FACSIMILE AND COUNTERPARTS. This Work Letter shall be

effective even if signed and transmitted by facsimile and/or in counterparts.

TENANT: LANDLORD:

SBS TECHNOLOGIES, INC., a New Mexico CARLSBAD BUSINESS PARK, LLC, a

corporation California limited liability company

By: THE KOLL COMPANY, a California

By: /s/ James E. Dixon corporation, its Managing Member

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Print Name: James E. Dixon By: /s/ Charlie Abdi

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Name: Charlie Abdi

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Title: V.P. Finance and Administration Title: Senior Vice President

------------------------------ -----------------------------

By:

----------------------------

Print Name:

---------------------

Title:

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EXHIBIT "B"

SCHEDULE "1"

LANDLORD'S WORK PLANS

SHEET INDEX

TITLE

T1 TITLE SHEET

T2 GENERAL NOTES AND ACCESSIBILITY NOTES

CIVIL

C-1 TITLE SHEET

C-2-6 GRADING PLANS

C-7 EROSION CONTROL NOTES

C-8 EROSION CONTROL PLANS

LANDSCAPE

L-1 TITLE SHEET

L-2 PLANTING PLAN - BUILDING 2

L-3 PLANTING PLAN - BUILDING 2

L-4 PLANTING PLAN - BUILDING 2, PLANTING LEGEND

L-10 PLANTING PLAN

L-11 PLANTING DETAILS AND SPECIFICATIONS

L-12 IRRIGATION PLAN - BUILDING 2

L-13 IRRIGATION PLAN - BUILDING 2

L-14 IRRIGATION PLAN - BUILDING 2, IRRIGATION LEGEND

L-20 IRRIGATION PLAN

L-21 IRRIGATION DETAILS & SPECIFICATIONS

ARCHITECTURAL

A11 SITE PLAN

A12 SITE DETAILS

A13 ENGLARGED PAVING PLANS

A31 FLOOR PLAN BUILDING 2

A32 MEZZANINE PLAN BUILDING 2

A33 ROOF PLAN BUILDING 2

A43 BUILDING 2 - ELEVATIONS

A51 SOFFIT PLANS BUILDING 1 & 2

A61 WALL SECTIONS

A62 WALL SECTIONS

A71 DOOR SCHEDULES AND DETAILS

A81 DETAILS

A82 DETAILS

A83 DETAILS

A84 DETAILS

STRUCTURAL

S11 GENERAL NOTES AND TYPICAL DETAILS

S12 TYPICAL DETAILS

S27 BUILDING 2 - FOUNDATION PLAN

S28 BUILDING 2 - MEZZANINE FOUNDATION PLAN

S34 BUILDING 2 - MEZZANINE FLOOR FRAMING PLAN

S44 BUILDING 2 - ROOF FRAMING PLAN

S56 BUILDING 2 - PANEL ELEVATIONS

S57 BUILDING 2 - PANEL ELEVATIONS

S58 BUILDING 1 & 2 - ENTRY FRAMED ELEVATIONS

S61 FOUNDATION DETAILS

S62 FOUNDATION DETAILS

S71 FRAMING DETAILS

S72 FRAMING DETAILS

S73 FRAMING DETAILS

S74 FRAMING DETAILS

S76 FRAMING DETAILS

S77 FRAMING DETAILS

PLUMBING

P1 PLUMBING SITE PLAN

P2 PLUMBING FIRST FLOOR PLAN - BUILDING 2

ELECTRICAL

E-1 SITE ELECTRICAL PLAN SYMBOLS

E-5 ELECTRICAL FIRST FLOOR PLAN - BUILDING 2

E-6 METER ROOM LAYOUTS & SINGLE LINE DIAGRAM

E-7 FIXTURES SCHEDULES BUILDING 1 & 2

EXHIBIT "C"

STANDARD INDUSTRIAL LEASE

[SINGLE TENANT - TRIPLE NET]

NOTICE OF LEASE TERM DATES

To: Date:

---------------------- -----------------------------

----------------------

----------------------

Re: Lease dated ________________, 19 (the "Lease"), between

__________________________, Landlord, and _____________________, Tenant,

concerning building located at _________________________________ (the

"Premises").

To Whom It May Concern:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Landlord's Work to be constructed by Landlord in the

Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction except as may be indicated on the "Punch-List" prepared by

Landlord and Tenant, a copy of which is attached hereto.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is

__________________, and the Term of the Lease will expire on _____________.

3. That in accordance with the Lease, rent commenced to accrue on

__________________.

4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ____________________at _______________________.

6. The number of Rentable Square Feet within the Premises is

_____ square feet.

TENANT: LANDLORD:

SBS TECHNOLOGIES, INC.., a New Mexico CARLSBAD BUSINESS PARK, LLC, a

corporation California limited liability company

By: THE KOLL COMPANY, a California

By: corporation, its Managing Member

-------------------------

Print Name: By:

-------------------- ------------------------------

Title: Name:

----------------------- ------------------------------

Title:

------------------------------

By:

--------------------------

Print Name:

-------------------

Title:

------------------------

EXHIBIT "C"

1

EXHIBIT "D"

ESTOPPEL CERTIFICATE

The undersigned, _________________________________________

_________________________________("Landlord"), with a mailing address c/o

________________________________ and ___________________________ ("Tenant"),

hereby certify to __________________________________, as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated _____________, 19 , between Landlord and Tenant (the

"Lease"), regarding the premises located at ___________________________(the

"Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2. The Term of the Lease commenced on______________, 19_____.

3. The Term of the Lease shall expire on_____________, 19_____.

4. The Lease has: (Initial one)

(_________________) not been amended, modified, supplemented,

extended, renewed or assigned.

(_________________) been amended, modified, supplemented,

extended, renewed or assigned by the following described terms or agreements,

copies of which are attached hereto:

____________________________________________________________

____________________________________________________________

5. Tenant has accepted and is now in possession of the Premises.

6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to ___________________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ________________________

is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7. The amount of Monthly Base Rent is $ _________________.

8. The amount of security deposits (if any) is $________________.

No other security deposits have been made except as

follows:_____________________________________________________________________ __

_______________________________________.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows: ________________________________________________________

_____________________________.

10. All work required to be performed by Landlord under the Lease has been completed except as follows:_____________________________________________

__________________________.

11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows:_____________________________________________

__________________________.

EXHIBIT "D"

1

12. Neither Landlord nor Tenant has any defense as to its

obligations under the Lease and claims no set-off or counterclaim against the other party except as follows:_____________________________________________

__________________________.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows:_____________________________________

__________________________.

14. The Premises contain ______________________________ rentable square feet.

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge

that_________________ is about to purchase the Building from Landlord and that ____________________________________________________ is relying upon the representations herein made in funding such loan or in purchasing the

Building.

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of

_________ , 19_____.

TENANT: LANDLORD:

SBS TECHNOLOGIES, INC.., a New Mexico CARLSBAD BUSINESS PARK, LLC, a

corporation California limited liability company

By: THE KOLL COMPANY, a California

By: corporation, its Managing Member

---------------------------

Print Name: By:

-------------------- ------------------------------

Title: Name:

----------------------- ----------------------------

Title:

---------------------------

By:

----------------------------

Print Name:

--------------------

Title:

-------------------------